                                                                   EXHIBIT 10.40

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED OR (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES.

                              KENNEDY-WILSON, INC.

                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK

        THIS CERTIFIES THAT, for value received, GATX Capital Corporation, a purchaser (the "Purchaser") pursuant to the Note Purchase Agreement (the "Agreement") between the purchasers listed in Schedule A thereto and Kennedy-Wilson Inc., a Delaware corporation (the "Company"), dated as of the date hereof, and its permitted assignees (collectively, the "Holders") are entitled to subscribe for and purchase 398,592 shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the "Shares"; the Shares, together with the Company's Common Stock issuable pursuant to those certain warrants issued as of the date hereof pursuant to the Agreement to Combined Insurance Company of America, Virginia Surety Company, Inc. and Resource Life and their permitted assignees are collectively referred to herein as the "Total Shares") of the Company at the price of $6.25 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Date of Grant" shall mean June 22, 2000 and (b) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise. This Warrant is issued in connection with the Agreement.

        1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through June 22, 2008 at 5:00 p.m. Los Angeles time.

        2. Method of Exercise; Payment; Issuance of New Warrant. Subject to
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holders hereof, in whole or in part and from time to time, at the election of the Holders hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased; (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the Holders in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased; (c) exercise of the "net issuance" right provided for in Section 10.2 hereof; or (d) exercise of the conversion right provided for in Section 10.4 hereof. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the Holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holders hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holders hereof as soon as possible and in any event within such thirty-day period.

        3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, and payment therefor in accordance herewith, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof (other than taxes resulting from a transfer specified herein). During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

        (a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holders of this Warrant a new Warrant (in form and substance satisfactory to the Holders of this Warrant), so that the Holders of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale of all or substantially all of the assets of the Company in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the value of the Common Stock at the time of the transaction. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.



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

        (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

        (c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then, in each such case, provision shall be made by the Company such that the Holders of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Common Stock as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

        (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

        (e) Default Under Agreement. If the Company at any time while this Warrant is outstanding and unexpired shall fail to make a payment as provided in Sections 8 or 14 of the Agreement, then the Purchaser shall have the unfettered option to deliver written notice to the Company at any time thereafter: (i) informing the Company of such failure, and (ii) instructing the Company that it has 30 days from the date of receipt of such notice to tender payment to the Purchaser, of either (at the unfettered option of the Purchaser) the amount that the Company failed to pay, or such other amount as is then due pursuant the Agreement, including any accelerated amounts. In the event the Company fails to make the payment within such 30 day period, the Warrant Price shall automatically, and with no further action required by any party, be reduced to $.01 per share. This Section 4(e) shall act independent of, and have no effect on the rights and remedies provided in the Agreement. The Purchaser's failure to exercise the right provided in this Section 4(e) shall in no way constitute a waiver of this right or a waiver of any of its rights under the Agreement.

        (f) Issuance of Additional Stock below Purchase Price. Except in the event of a reduction as provided in Section 4(e) in which case this Section 4(f) shall not apply, the Warrant Price shall be subject to adjustment from time to time if the Company shall issue, after the Date of Grant any Additional Stock (as defined below) without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such Additional Stock and less than the fair market value (as determined in accordance with Section 10.2(c), the Warrant Price in effect immediately prior to each such issuance shall automatically be adjusted as set forth in this
Section 4(f), unless otherwise provided in this Section 4(f).

                        (A) Whenever the Warrant Price is adjusted pursuant to this Section (4)(f), the new Warrant Price shall be determined by multiplying the Warrant Price then in effect by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (the "Outstanding Common") plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Price; and (y) the denominator of which shall be the number of shares of Outstanding Common plus the number of shares of such Additional Stock. For purposes of the foregoing calculation, the term "Outstanding Common" shall include shares of Common Stock deemed issued pursuant to Section 4(f)(E) below.

                        (B) For purposes of this Section 4(f), "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 4(f)(E)) by the Company after the Date of Grant) other than:

                                (1) Common Stock issued pursuant to a
registration statement declared effective by the Securities Exchange Commission,

                                (2) Shares of Common Stock issuable or issued to
employees, consultants or directors of the Company or its subsidiaries and affiliates directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company,

                                (3) Capital stock, or options or warrants to
purchase capital stock or securities exercisable for or exchangeable into capital stock, issued to lenders or lessors in connection with commercial credit arrangements, equipment financings or similar transactions; so long as the number of securities so issued does not exceed five percent of the then outstanding capital stock of the Company,

                                (4) Shares of Common Stock or Preferred Stock
issuable upon exercise of warrants outstanding as of the Date of Grant.

                                (5) Capital stock or warrants or options to
purchase capital stock or securities exercisable for or exchangeable into capital stock issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by the Board of Directors of the Company, and

                                (6) Shares of Common Stock issued or issuable
with the consent of the Holders of 51% of the Total Shares on an as converted basis.

                        (C) No adjustment of the Warrant Price shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward.

                        (D) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                        (E) Except as described in Section 4(f)(B), in the case of the issuance (whether before, on or after the applicable Date of Grant) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 4(f):

                                (1) The aggregate maximum number of shares of
Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section 4(f)(D)) if any, received by the Company upon the issuance of such options or rights plus the exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                                (2) The aggregate maximum number of shares of
Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 4(f)(D)).

                                (3) In the event of any change in the number of
shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                                (4) Upon the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Warrant Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                                (5) The number of shares of Common Stock deemed
issued and the consideration deemed paid therefor pursuant to Sections 4(f)(E)(1) and 4(f)(E)(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 4(f)(E)(3) or 4(f)(E)(4).

                        (G) Notwithstanding any other provisions of this Section
(4)(f), except to the limited extent provided for in Sections 4(f)(E)(3) and 4(f)(E)(4), no adjustment of the Warrant Price pursuant to this Section 4(f) shall have the effect of increasing the Warrant Price above the Warrant Price in effect immediately prior to such adjustment.

        5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the Holders of this Warrant at such Holder's last known address.

        6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

        7. Compliance with Act; Disposition of Warrant or Shares of Common
Stock.

        (a) Compliance with Act. The Holders of this Warrant, by acceptance hereof, agree that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Securities and Exchange Act of 1933, as amended (the "Act") or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and qualified under any applicable state securities laws or an exemption from such registration and qualification is available, the Holders hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act or applicable state securities laws and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

        NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT
        (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY

        SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED OR
        (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES.

Said legend shall be removed by the Company, upon the request of a Holder, at such time as such Holder delivers to the Company, if requested by the Company, an opinion of counsel reasonably acceptable to the Company, that the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

        (1) Each Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Holder is acquiring this Warrant and the Shares issuable upon exercise hereof for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act or applicable state securities laws.

        (2) Each Holder understands that neither this Warrant nor the shares issuable upon exercise hereof have been registered under the Act and qualified under any applicable state securities laws in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

        (3) Each Holder further understands that this Warrant and the Shares issuable upon exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

        (4) Each Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

        (b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, each Holder hereof agrees to give written notice to the Company 5 business days prior thereto, describing briefly the manner thereof. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act; provided no such offer, sale or disposition shall be for less than at least 20% of the Total Shares.

        (c) Applicability of Restrictions. The requirements of Section 7(b) above shall not apply to any transfer or grant of a security interest in, this Warrant (or the Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the Holder if the Holder is a partnership or to a member of the Holder if the Holder is a limited liability company, (ii) to a partnership of which the Holder is a partner or to a limited liability company of which the Holder is a member, or (iii) to any affiliate of the Holder if the Holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original Holder hereof.

        8. Rights as Shareholders; Information. No Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the Holders of this Warrant such information, documents and reports as are generally distributed to the Holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

        9. Registration Rights. The Company grants registration rights to the Holders of this Warrant for any Common Stock of the Company obtained upon exercise hereof, identical to the registration rights granted to the investors in that certain Registration Rights Agreement between the Company and Colony Investors III, L.P. (the "Registration Rights Agreement") determined as of the date hereof.

        The registration rights are freely assignable by the Holders of this Warrant in connection with a permitted transfer of this Warrant or the Shares. Each Holder, and any transferee of each Holder, by acceptance of the Warrant, agrees to be bound by the terms and conditions of the Registration Rights Agreement as if named a "Holder" therein.

        10. Additional Rights.

        10.1 Acquisition Transactions. The Company shall provide the Holders of this Warrant with at least twenty (20) days' written notice prior to closing thereof of the terms and conditions of any of the following transactions (to the extent the Company has notice thereof): (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company) where the Company is not the Surviving Corporation, or (iii) any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

        10.2 Right to Convert Warrant into Stock: Net Issuance.

        (a) Right to Convert. In addition to and without limiting the rights of the Holders under the terms of this Warrant, the Holders shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 10.2 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holders (without payment by the Holders of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

                         X= B-A
                            ---
                             Y

                Where:  X = the number of shares of Common Stock that shall be issued to the Holder

                        Y = the fair market value of one share of Common Stock

                        A = the aggregate Warrant Price of the specified number
                of Converted Warrant Shares immediately prior to the exercise of the Conversion Right (i.e., the number of Converted Warrant Shares multiplied by the Warrant Price)

                        B = the aggregate fair market value of the specified
                number of Converted Warrant Shares (i.e. the number of Converted Warrant Shares multiplied by the fair market value of one Converted Warrant Share)

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be heated as if they were issued upon the exercise of this Warrant. The number of Shares which may be acquired upon exercise of the Warrant shall be reduced by the number of Converted Warrant Shares.

        (b) Method of Exercise. The Conversion Right may be exercised by each Holder by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-1 or Exhibit A-2 hereto) specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.2(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the Holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within thirty (30) days following the Conversion Date.

        (c) Determination of Fair Market Value. For purposes of this Section 10.2, "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                (i) If the Conversion Right is exercised in connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

                (ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

                        (A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the five trading days immediately prior to the Determination Date;

                        (B) If traded on the Nasdaq Stock Market or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the five trading days immediately prior to the Determination Date; and

                        (C) If there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the Holder of this Warrant and the Company.

        10.3 Exercise Prior to Expiration. To the extent this Warrant is not previously exercised as to all of the Shares subject hereto, and if the fair market value of one share of the Common Stock is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to
Section 10.2 above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of Common Stock upon such expiration shall be determined pursuant to Section 10.2(c). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 10.3, the Company agrees to promptly upon written request of any Holder notify the Holders hereof of the number of Shares, if any, the Holders hereof is to receive by reason of such automatic exercise.

        10.4 Debt and Interest Conversion Right.

        (a) In addition to and without limiting the rights of the Purchaser under the terms of this Warrant, the Purchaser shall have the right to convert this Warrant or any portion thereof (the "Debt Conversion Right") into shares of Common Stock as provided in this Section 10.4 at any time or from time to time during the term of this Warrant. Upon exercise of the Debt Conversion Right with respect to a particular number of shares subject to this Warrant (the "Debt Converted Warrant Shares"), the Company shall deliver to the Purchaser (without payment by the Purchaser of any exercise price or any cash or other consideration except as specifically set forth in this Section 10.4) that number of shares of fully paid and nonassessable Common Stock of the Company as equals
(i) up to that amount of debt and/or accrued interest the Company then owes the Purchaser pursuant to the Agreement and which the Purchaser elects, in its sole and absolute discretion, to allocate to this Debt Conversion Right as provided in Section 10.4(b) below, divided by (ii) the Warrant Price. No fractional shares shall be issuable upon exercise of the Debt Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Purchaser an amount in cash equal to the fair market value of the resulting fractional share on the Debt Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Debt Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

        (b) Method of Exercise. The Debt Conversion Right may be exercised by the Purchaser by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-1 or Exhibit A-2 hereto) specifying that the Purchaser thereby intends to exercise the Debt Conversion Right and specifying the amount of debt and/or accrued interest being allocated to such conversion and the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.4(a) hereof as the Debt Converted Warrant Shares) in exercise of the Debt Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Debt Conversion Date"), and, at the election of the Purchaser hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Debt Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Debt Conversion Date and shall be delivered to the Purchaser within thirty (30) days following the Debt Conversion Date.

        10.5    Redemption.

        (a) Redemption Date and Price. At any time after the earlier of the fourth anniversary of the Date of Grant and the date on which the Notes are prepaid under Section 8.1 or 8.2 of the Agreement (the "Note Redemption Date") and continuing until the sixth anniversary of the Date of Grant, but on a date (a "Redemption Date") within thirty (30) days after receipt by the Company of a written request (a "Redemption Election") from the Purchaser that all or a portion of the Shares beneficially owned by the Purchaser be redeemed, the Company shall, to the extent it may lawfully do so, redeem the Shares specified in the Redemption Election at a per share redemption price (the "Redemption Price") equal to the higher of: (1) the Fair Market Share Price of the Common Stock on the thirtieth day before such Redemption Date (the "Calculation Date"), and (2) an amount equal to the quotient of (x) the product of (A) 6.00% per annum on the average daily principal amount of outstanding Purchaser Notes from and including the Date of Grant to but excluding such Redemption Date and (B) the Redemption Ratio for that Redemption Date and (y) the number of Shares being redeemed on such Redemption Date.

        If Purchaser Notes are outstanding on a Redemption Date, the Company shall pay to the Purchaser in arrears on each Payment Date after such Redemption Date an amount equal to the product of (1) 6.00% per annum on the average daily principal balance of outstanding Purchaser Notes from and including that the later of the Redemption Date or the preceding the Payment Date to but excluding such Payment Date and (2) the Redemption Ratio for that Redemption Date; provided that the Company may credit dollar for dollar against such payments (commencing with the payment due on the first Payment Date after such Redemption
Date) the product of (x) the number of Shares redeemed on such Redemption Date and (y) the amount, if any, by which the Fair Market Share Price for such Redemption Date determined pursuant to clause (1) of the preceding paragraph exceeds the amount calculated for such Redemption Date pursuant to clause (2) of such paragraph.

For purposes of this Section 10.5(a), the following terms shall have the following meanings:

        "Fair Market Share Price" shall mean the fair market value of a share of the Common Stock determined pursuant to Section 10.2(ii)(A)-(C) as if references therein to "Determination Date" were to "Calculation Date."

        "Payment Date" means each date on which interest is due and payable on any Purchaser Note.

        "Purchaser Notes" means, on any day, the Notes which were originally issued to the Purchaser which remain outstanding and beneficially owned by the Purchaser on that day.

        "Redemption Ratio" means, in respect of any Redemption Date, a fraction, the numerator of which is the number of Shares being redeemed on such Redemption Date and the denominator of which is the total number of Shares subject to this Warrant at the Date of Grant (as adjusted pursuant to Section 4).

        (b) Procedure. Within fifteen (15) days following its receipt of the Redemption Election, the Company shall mail a written notice, first class postage prepaid, to the Purchaser (at the close of business on the second business day next preceding the day on which notice is given) at the address last shown on the records of the Company for such Purchaser, notifying such Purchaser of the redemption to be effected, specifying the number of shares to be redeemed from such Purchaser, the Redemption Date, the applicable Redemption Price, the place at which payment may be obtained and calling upon such Purchaser to surrender to the Company, in the manner and at the place designated, such Purchaser's certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in Section 10.5(c), on or after the Redemption Date, the holder of Shares to be redeemed shall surrender to the Company the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

        (c) Effect of Redemption; Insufficient Funds. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the Purchaser shall cease with respect to such Shares, and such Shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever. If the funds of the Company, to the extent available, for redemption of the Shares on any Redemption Date are insufficient (the "Insufficiency") to redeem the total number of Shares to be redeemed on such date, such available funds will be used to redeem the maximum possible number of such Shares. The Company shall issue a three year note to redeem the remaining Shares to the Purchaser in an amount equal to the Insufficiency, with a rate of 18% per annum from the date of the Redemption Notice, and to be substantially in the form set out in Exhibit 1(a) of the Agreement.

        10.6 Right to Maintain.

        (a) "New Securities". For purposes of this Section 10.6, the term "New Securities" shall mean shares of Common Stock, Preferred Stock or any other class of capital stock of the Company, whether or not now authorized, securities of any type that are convertible into shares of such capital stock, and options, warrants or rights to acquire shares of such capital stock. Notwithstanding the foregoing, the term "New Securities" will not include (a) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns not less than 51% of the voting power of such corporation; (b) shares of Common Stock (or related options) issued or issuable at any time to officers, directors, employees or consultants of the Company, pursuant to any stock grant, stock option plan or stock purchase plan or other stock incentive agreement or arrangement approved by the Board of Directors (which figure shall include any options outstanding on the date hereof) up to an aggregate of 25% of the then outstanding Common Stock of the Company; (c) securities issued in connection with equipment lease or working capital debt financings, so long as the number of securities so issued does not exceed one percent of the then outstanding capital stock of the Company; (d) shares of Common Stock or Preferred Stock issued in connection with any stock split, stock dividend or recapitalization by the Company; (e) Common Stock issued pursuant to a registration statement declared effective by the Securities Exchange Commission; and (f) securities issued in connection with joint ventures and strategic alliances which, in the good faith determination of the Board of Directors, are necessary for the prospects of the Company.

        (b) Grant of Rights. Subject to the terms specified in this Section 10.6, the Company hereby grants to each Holder who retains 20% of the Total Shares the right of first refusal to purchase a portion of any issue of New Securities which the Company hereafter may from time to time propose to issue and sell as shall maintain such Holder's pro rata percentage ownership of the Company's capital stock; provided that such Holder holds, or has the right to exercise for, at least 20% of the Total Shares at the time of such issuance. The "pro rata" percentage ownership of a Holder is calculated by dividing (i) the total number of shares of Common Stock issuable upon the exercise of all Warrants (or acquired under Sections 10.2 and 10.4) then held by such Holder by (ii) the total number of shares of Common Stock then outstanding

        (c) Procedure. In the event the Company proposes to undertake an issuance of New Securities, it shall give the Holder written notice of its intention, describing the type of New Securities, the price and the material terms upon which the Company proposes to issue the same. A Holder shall have 20 calendar days from the date of receipt of any such notice to agree to purchase up to its pro rata share of such New Securities for the price and upon the terms specified in the Company's notice by giving written notice to the Company to such effect and stating therein the quantity of New Securities to be purchased. In exercising such right, the Holder shall have the unfettered option to convert that amount of debt and/or accrued interest the Company then owes the Purchaser pursuant to the Agreement and which the Holder elects, in its sole and absolute discretion, to allocate to this right, divided by (ii) the price per share for the New Securities.

        If less than all of the New Securities are subscribed for after the expiration of the 20 calendar day period, the Company shall have 90 days thereafter to sell or enter into an agreement to sell any New Securities not purchased by Holders exercising their rights at a price and upon terms no more favorable to the purchaser than the terms specified in the Company's notice to the Holders, after which 90 day period the Company shall not thereafter sell such New Securities without first offering a portion to the Holders in accordance with this Section 10.6.

        10.7 Observer Rights. So long as the Purchaser holds the right to exercise the Warrant for at least 20% of the Total Shares, then a representative designated to the Company in writing of the Purchaser: (i) shall have the right, at the expense of such Purchaser to attend all Company Board of Director meetings as observers (including special meetings and meeting (both regular and special) held via teleconference or by any other means), (ii) shall be entitled to all notices of the same; and (iii) to receive all other information made generally available to the members of the Board of Directors. Upon the request of the Company, the Purchaser and its representative, if it has a representative observing such meetings, shall execute a confidentiality agreement, in form and substance reasonably satisfactory to the Company, whereby such Purchaser and its representative shall agree to keep the content of each such meeting confidential in accordance with Section 20 of the Agreement.

        11. Representations and Warranties. The Company represents and warrants to each Holder of this Warrant as follows:

        (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

        (b) The Shares have been, and any additional Shares to be issued pursuant to the adjustment provisions of this Warrant will be, duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;

        (c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation, as amended through the Date of Grant, a true and complete copy of which is attached hereto as Exhibit B (the "Charter"), or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby;

        (d) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant; and

        (e) The number of shares of Common Stock of the Company outstanding on the date hereof, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants) does not exceed 12,688,514 shares.

        12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        13. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to a Holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

        14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

        15. Lost Warrants or Stock Certificates. The Company covenants to the Holders hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

        16. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

        17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

        18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the Holders hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the Holder(s) hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

        19. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the Holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a Holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

        20. No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

        21. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

        22. Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

        23. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

        24. Restrictions. Purchaser shall not transfer any of the right and obligations under Sections 10.4, 10.5 or 10.7 without the prior written consent of the Company.

        25. Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.



            [The remainder of this page is intentionally left blank.]

The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

                                            KENNEDY-WILSON INC.

                                            By: /s/ FREEMAN LYLE
                                               ---------------------------------
                                            Name:  Freeman Lyle
                                                 -------------------------------

                                            Title: Executive Vice President &
                                                   CFO
                                                  ------------------------------

                                            Address: 9601 Wilshire Blvd., #220
                                                    ----------------------------
                                                     Beverly Hills, CA 90210
                                                    ----------------------------

                                            ACCEPTED AND AGREED:

                                            GATX CAPITAL CORPORATION

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            Address:
                                                    ----------------------------

                                                    ----------------------------

        The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

                                            KENNEDY-WILSON INC.

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                                            ACCEPTED AND AGREED:

                                            GATX CAPITAL CORPORATION

                                            By: /s/  DAVID WOODWARD
                                               ---------------------------------

                                            Name: David Woodward
                                                 -------------------------------

                                            Title: Vice President
                                                  ------------------------------

                                            Address: 4 Embarcadero Ctr #2200
                                                    ----------------------------
                                                    San Francisco, CA 94111
                                                    ----------------------------

                                   EXHIBIT A-1
                               NOTICE OF EXERCISE

        To: Kennedy-Wilson Inc. (the "Company")

        1. The undersigned hereby:

        _____ elects to purchase ____ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

        _____   elects to exercise its net issuance rights pursuant to Section
                10.2 of the attached Warrant with respect to ____ shares of Common Stock.

        _____   elects to exercise its conversion rights pursuant to Section
                10.4 of the attached Warrant with respect to ____ Shares of Common Stock. Such conversion shall be effected by converting [specify debt and/or accrued interest to be converted] into such Shares of Common Stock.

        2. Please issue a certificate or certificates representing ____ shares in the name of the undersigned or in such other name or names as are specified below:


                                            (Name)
        ------------------------------------


        ------------------------------------
                                            (Address)
        ------------------------------------

        3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

        4. The undersigned is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to exercise this Warrant. The undersigned is acquiring the Shares for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act or applicable state securities laws.

        5. The undersigned understands that the Shares have not been registered under the Act and qualified under any applicable state securities laws in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the undersigned's investment intent as expressed herein.

        6. The undersigned further understands that the Shares must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The undersigned is aware of the provisions of Rule 144, promulgated under the Act.

        7. The undersigned is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act.


                                                                   (Signature)
                                  ---------------------------------

        Date:
             ---------------------

                                  EXHIBIT A-2
                               NOTICE OF EXERCISE

        To: Kennedy-Wilson Inc. (the "Company")

        1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S, filed, 19, the undersigned hereby:

        _____ elects to purchase ____ shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

        _____   elects to exercise its net issuance rights pursuant to Section
                10.2 of the attached Warrant with respect to ____ Shares of Common Stock.

        _____   elections to exercise its conversion rights pursuant to Section
                10.4 of the attached Warrant with respect to ____ Shares of Common Stock. Such conversation shall be effected by converting [specify debt and/or accrued interest to be converted] into such Shares of Common Stock.

        2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _____ shares.

        3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $ __________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

                                                                   (Signature)
                                  ---------------------------------

        Date:
             ---------------------

                                   EXHIBIT B

                                    CHARTER



                                      -20-